Exhibit 10.6

ORGANIZER CONTRIBUTION AND

JOINT VENTURE AGREEMENT

THIS ORGANIZER CONTRIBUTION AND JOINT VENTURE AGREEMENT (the “Agreement”) is entered into among the Organizers (as defined below) of a proposed bank to be located in North Metro Atlanta area (the “Bank”).

PREAMBLE

The undersigned organizers of the Bank, and those who may hereafter join in the execution of this Agreement as additional organizers of the Bank at the invitation of the original organizers (collectively, the “Organizers”), have agreed to join together for the purpose of preparing and filing an application with the appropriate authorities to organize the Bank and, if deemed desirable, a holding company for the Bank. The Organizers have agreed among themselves to underwrite the organizational and pre-opening expenses of the Bank, subject to being reimbursed out of the proceeds of the initial capitalization of the Bank. The Organizers desire to divide among themselves responsibility for payment of such expenses in the event the proposed organization of the Bank is unsuccessful.

FOR AND IN CONSIDERATION of the foregoing, the undersigned agree as follows:

1. Formation. The Organizers hereby form and create a joint venture for the purposes and on the terms and conditions herein set forth (the “Venture”). The name of the Venture shall be Formosa Rose, LLC.

2. Purposes. The purposes of this Venture are to fund and administer the organization of the Bank, to pay the expenses incident thereto, including but not limited to the services of Interstate Brokers as engaged by Bobby G. Williams on behalf of the Organizers, and to acquire for the benefit of the Bank (or in the event of the unsuccessful organization of the Bank, for investment and subsequent disposition) real property for use as the Bank’s offices, and to enter into agreements and execute other instruments and documents incident to these purposes.

3. Contribution to Capital. Each of the Organizers shall contribute $20,000 to the Venture at the time such Organizer executes this Agreement. The Organizers contemplate that these funds will be invested in an escrow account with The Bankers Bank which will be used to secure a line of credit issued by The Bankers Bank or other financial provider, to the Venture.

4.	Management.

(a) Control of the Venture and all of its affairs shall be in the Organizers. Except as specified below, decisions shall be made and actions approved by a majority in number of the Organizers, except that no Organizer shall be entitled to vote until he or she has contributed the amount of capital required under Paragraph 3.

(b) The Organizers designate Bobby G. Williams and Vivian Wong as temporary co-managers of the Venture (the “Manager”). The Manager is to serve in such capacity until such time as the Organizers designate a new Manager by a vote of at least 75% of the Organizers. The Manager shall not receive a salary or any other compensation for serving as the Manager, except as determined from time to time by the affirmative vote of at least 75% of the Organizers. However, the Organizers also intend to enter into an employment agreement with an individual who will become Chief Executive Officer of the Bank as contemplated herein. That individual shall then become the Manager, pursuant to which the Manager will receive a salary. If the Organizers determine to form a holding company for the Bank, these employment agreements will be entered into with or assigned to the holding company, and the organizational activities described in this Agreement will be conducted through the holding company, in accordance with its articles of incorporation and bylaws.

(c) The Organizers hereby delegate to the Manager the responsibility for the day-to-day management and ministerial acts of the Venture, and all questions relating to the usual daily business affairs and ministerial acts of the Venture shall rest in the Manager. Subject to the express limitations of this Agreement, the Manager is authorized to do any and all things and to execute and deliver on behalf of the Venture any and all agreements, instruments and other documents necessary to effectuate the purposes of the Venture. The Manager shall keep accurate books of account of the Venture’s collections and expenditures, which shall be open to inspection by any Organizer at any reasonable time. The Manager shall furnish periodic reports of the Venture’s collections and expenditures to the Organizers.

(d) No Organizer (including the Manager) shall, without the consent of a majority of the Organizers:

(i)	do any act in contravention of this Agreement;

(ii)	do any act which would make it impossible to carry on the business of the Venture;

(iii)	borrow money in the Venture’s name, or utilize collateral owned by the Venture as security for such loans (except for the line of credit from The Bankers Bank or other financial provider referenced in Paragraph 3 above, which the Organizers hereby approve and authorize the Manager to obtain);

(iv)	enter into any contract on behalf of or which binds the Venture; or

(v)	pledge or transfer his or her interest in the Venture, except pursuant to this Agreement.

5. Reimbursement of Contributions. The Organizers contemplate that, upon preliminary approval by the regulatory authorities of the application to organize the Bank, the initial capitalization of the Bank will be accomplished through a public offering of common stock of the Bank or its holding company. Upon completion of the offering, the Organizers contemplate that the holding company or Bank will promptly reimburse the Organizers (including any Organizer who has withdrawn from the Venture) for the organizational expenses advanced by them. Each of the Organizers contemplates that he or she will purchase at least the dollar amount of stock in the offering set out beside his or her name on the signature page hereto, which amount shall be at least $200,000. This is a nonbinding statement of intent, and the stock of the Bank or holding company will be offered only pursuant to a prospectus or offering circular. If the application to organize does not receive regulatory approval, or if the offering of stock is not successful in raising the minimum capitalization required to open the Bank, or if the Organizers by majority vote elect to abandon the Venture, then the organizational expenses will be borne by the Organizers. Such expenses will be paid first from the escrow account referenced in Paragraph 3 above and, to the extent necessary, each Organizer will be responsible for his or her pro rata portion of any remaining expenses. The amount of any deficit due the organizational expense fund or any surplus from the expense fund which may be reimbursed to the Organizers shall be computed by the Manager and shall be promptly paid after abandonment of the Venture.

6. Withdrawal of Organizer. Any Organizer may withdraw from the Venture upon written notice to the Manager. A withdrawing Organizer shall not be entitled to any refund of any funds paid into the Venture or reimbursement for funds paid for the Venture except as set forth in Paragraph 5 above.

7. Additional Organizers. This Agreement will remain open for execution by additional Organizers who are invited to join the organizing group by the unanimous consent of the then existing Organizers.

8. Ratification. The execution of this agreement in counterparts by each additional organizer constitutes a ratification of the terms of the consulting agreement with Interstate Brokers.

9. Miscellaneous. This Agreement shall be construed under and in accordance with the laws in the state of Georgia. This Agreement may be executed by the Organizers in two or more counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Organizers have executed this Agreement as of the date first written above.

	Organizer	Signature and Date	Anticipated Stock Purchase

Name:			$
Address:		, 2006

Telephone:

	Organizer	Signature and Date	Anticipated Stock Purchase

Name:			$
Address:		, 2006

Telephone:

	Organizer	Signature and Date	Anticipated Stock Purchase

Name:			$
Address:		, 2006

Telephone: